Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VA-2,

Carillon Life Account and Carillon Account

Supplement to:

Corporate Benefit VUL, Overture Applause!, Overture Applause! II,

Overture Bravo!, Overture Encore!, Overture Viva!,

and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Excel Choice and Executive Edge

Prospectuses Dated November 5, 2007

Protector hVUL and Excel Accumulator

Prospectus Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Advantage VA III

Prospectus Dated May 1, 2012

Overture Medley®

Prospectus Dated May 1, 2016

Supplement Dated November 6, 2025

On April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company ("DMC"), a series of Macquarie Investment Management Business Trust ("MIMBT"), together with certain of its affiliates, and Nomura Holding America Inc. ("Nomura"), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management's US and European public investments business. As announced on October 23, 2025, the closing of this transaction is anticipated on or about December 1, 2025 ("Closing Date"), subject to legal and regulatory approvals, client consents, and customary closing conditions. The Closing Date is subject to change.

On June 18, 2025, the Board of Trustees approved the name change, investment advisory agreement, and sub-advisor changes for Macquarie VIP Balanced Series, Service Class (the "Fund") to be effective on the Closing Date. The closing will result in the automatic termination of the Fund’s investment advisory agreement and applicable sub-advisory agreements.

IN 2881 11-25

At the joint special shareholder meeting held on September 10, 2025, shareholders of the Fund approved the proposal to approve a new investment advisory agreement for the Fund. Effective on the Closing Date, DMC will remain the advisor and the sub-advisors listed below will be removed. In addition, Macquarie Investment Management Global Limited will become an unaffiliated sub-advisor.

•	Macquarie Investment Management Austria Kapitalanlage AG
•	Macquarie Investment Management Europe Limited

Effective on the Closing Date, the name of the investment option and the sub-advisor(s) are updated in your prospectus as follows:

CURRENT INFORMATION	UPDATED INFORMATION
Macquarie VIP Balanced Series, Service Class	Nomura VIP Balanced Series, Service Class
Delaware Management Company /	Delaware Management Company /
Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited	Macquarie Investment Management Global Limited

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2881 11-25